UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2022

_________________________________________________________
Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act: None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On May 10, 2022, the Board of Directors (the “Board”) of Barings Private Credit Corporation (the “Company”) took action to change the record date and payment date for the Company’s previously announced second quarter 2022 distribution of $0.43 per share, originally payable on June 15, 2022 to holders of record of the Company’s common stock as of June 8, 2022.
Pursuant to resolution of the Board, the Company’s second quarter 2022 distribution of $0.43 per share is now payable on June 29, 2022 to holders of record of the Company’s common stock as of June 24, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: May 11, 2022	By:	/s/ Jonathan A. Landsberg
Jonathan A. Landsberg
Chief Financial Officer